UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

6 Desta Drive, Suite 6500 Midland, TX	79705-5510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 682-6324

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                Regulation FD Disclosure.

On March 13, 2017, Clayton Williams Energy, Inc. (“Clayton Williams Energy”) issued a press release announcing that it has established a record date of March 23, 2017 and a meeting date of April 24, 2017 for the special meeting of its stockholders to consider and vote upon a proposal to adopt the previously announced Agreement and Plan of Merger, dated as of January 13, 2017, by and among Clayton Williams Energy, Noble Energy, Inc. (“Noble Energy”), Wild West Merger Sub, Inc. and NBL Permian LLC, and certain related matters.

A copy of the press release announcing the record date and meeting date for the special meeting is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 8.01.                Other Events.

The information included in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Additional Information And Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed merger between Noble Energy and Clayton Williams Energy (the “Merger”), Noble Energy has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 including a preliminary proxy statement of Clayton Williams Energy that also constitutes a prospectus of Noble Energy.  Clayton Williams Energy will mail the proxy statement/prospectus to its stockholders.  This document is not a substitute for any prospectus, proxy statement or any other document which Noble Energy or Clayton Williams Energy may file with the SEC in connection with the proposed Merger.  Noble Energy and Clayton Williams Energy urge Clayton Williams Energy investors and stockholders to read the proxy statement/prospectus regarding the proposed Merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).  You may also obtain these documents, free of charge, from Noble Energy’s website (www.nobleenergyinc.com) under the tab “Investors” and then under the heading “SEC Filings” and from Clayton Williams Energy’s website (www.claytonwilliams.com) under the tab “Investors” and then under the heading “SEC Filings.”

Participants In The Merger Solicitation

Noble Energy, Clayton Williams Energy, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Clayton Williams Energy stockholders in favor of the Merger and related matters.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Clayton Williams Energy stockholders in connection with the proposed Merger are set forth in the preliminary proxy statement/prospectus filed with the SEC and will be set forth in the definitive proxy statement/prospectus when it is filed with the SEC.  You can find information about Noble Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 11, 2016.  You can find information about Clayton Williams Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 28, 2016.  Additional information about Noble Energy’s executive officers and directors and Clayton Williams Energy’s executive officers and directors can be found in the above-referenced preliminary proxy statement/prospectus and in the definitive proxy statement/prospectus when it becomes available.  You can obtain free copies of these documents from Noble Energy and Clayton Williams Energy using the contact information above.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated March 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.
Date: March 14, 2017

	By:	/s/ Mel G. Riggs
Mel G. Riggs
President

Date: March 14, 2017
	By:	/s/ Jaime R. Casas
Jaime R. Casas
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated March 13, 2017.